                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported): November 8, 2002

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-21696                  22-3106987
----------------------------      -----------------------       ----------------
(State or Other Jurisdiction      (Commission File Number)      (I.R.S. Employer
   Identification No.)
    of Incorporation)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400


--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

On November 8, 2002, ARIAD Pharmaceuticals, Inc. commenced the offering of 2,200,000 shares of its common stock, par value $0.001 per share, to new and existing investors at a purchase price of $2.75 per share pursuant to its Form S-3 shelf registration statement (Registration No. 333-63708) and the related Prospectus and Prospectus Supplement. Rodman & Renshaw, Inc. served as placement agent for the offering.





ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

NUMBER        DESCRIPTION
------        -----------


 1.1 Letter Agreement by and between ARIAD Pharmaceuticals, Inc. and Rodman & Renshaw, Inc., as placement agent.

 5.1          Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

23.1          Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
              (included in Exhibit 5.1).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ARIAD PHARMACEUTICALS, INC.



                                        By: /s/ Edward M. Fitzgerald
                                           -------------------------------------
                                           Edward M. Fitzgerald
                                           Senior Vice President and
                                           Chief Financial Officer


Date:  November 12, 2002

                                  EXHIBIT INDEX

EXHIBIT                                                                               SEQUENTIAL
NUMBER       DESCRIPTION                                                              PAGE NUMBER
-------      -----------                                                              -----------

NUMBER       DESCRIPTION
------       --------------------------------------------------------------

    1.1      Letter Agreement by and between ARIAD Pharmaceuticals, Inc. and               4
             Rodman & Renshaw, Inc., as placement agent.

    5.1      Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.                6

   23.1      Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.               --
             (included in Exhibit 5.1).





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